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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) : June 20, 2002
                                                            -------------


                         Commission File Number: 0-25716



                            FINLAY ENTERPRISES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                          13-3492802
-------------------------------                          -------------------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)



        529 Fifth Avenue, New York, NY                           10017
    ---------------------------------------                   ------------
    (Address of principal executive offices)                   (zip code)

                                 (212) 808-2800
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)








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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 20, 2002, the Board of Directors of Finlay Enterprises, Inc. (the "Company"), upon recommendation of its Audit Committee decided, not to reengage Arthur Andersen LLP ("Arthur Andersen") and engaged Deloitte & Touche LLP as its new independent accountants for fiscal year 2002. Arthur Andersen served as the Company's principal accountant since 1986.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended February 2, 2002 and February 3, 2001 and the interim period between February 3, 2002 and the filing date of this Current Report on Form 8-K, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 21, 2002, stating it has found no basis for disagreement with such statements.

During the fiscal years ended February 2, 2002 and February 3, 2001 and through the filing date of this Current Report on Form 8-K, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBIT            DESCRIPTION
     -------            -----------
       16               Letter from Arthur Andersen LLP to the Securities and
                        Exchange Commission, dated June 21, 2002.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: June 21, 2002                      FINLAY ENTERPRISES, INC.

                                        By: /s/ Bruce E. Zurlnick
                                            -----------------------------
                                              Bruce E. Zurlnick
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer



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                                  EXHIBIT INDEX



 EXHIBIT                   DESCRIPTION
 -------                   -----------
16                         Letter from Arthur Andersen LLP to the Securities
                           and Exchange Commission dated June 21, 2002.